361 Managed Futures Strategy Fund
A series of the Investment Managers Series Trust

Supplement dated January 23, 2012 to the
Summary Prospectus dated December 19, 2011 and Prospectus dated December 15, 2011

The second paragraph under the section titled “Principal Investment Strategies” on page 2 of the Summary Prospectus and page 3 of the Prospectus is replaced with the following:

In pursuing its investment strategy, the Managed Futures Fund will seek to establish both long and short positions in futures contracts on various U.S. and foreign equity indices. However, the Advisor’s quantitative models will identify periods during which the Fund should not enter into futures contracts.  Accordingly, there will be significant periods of time during which the Fund will not hold any long or short futures positions. The Managed Futures Fund will be required to use a portion of its assets as margin for the Fund’s futures positions.  The amount of margin will be based on the notional value of the futures contracts held by the Managed Futures Fund.  Assets of the Managed Futures Fund not invested in futures or used as margin will generally be invested in liquid instruments, including principally shares of ETFs and exchange traded notes (“ETNs”) that seek to provide exposure to various fixed income and equity indices.  The Managed Futures Fund may hold such liquid instruments during periods when the Fund is already invested in futures positions to the extent dictated by its investment strategy, when the Fund is not invested in futures positions, or as needed to comply with current SEC guidance relating to asset coverage for derivatives investments held by investment companies.  As a result, a substantial portion of the Managed Futures Fund’s portfolio will be invested in instruments other than futures contracts. While those other investments will contribute to the Managed Futures Fund’s performance, the Advisor expects that over time any futures positions held by the Fund will contribute substantially to the Fund’s performance.
In addition, the second and third paragraph under the section titled “Principal Investment Strategies” on page 14 of the Prospectus is replaced with the following:

The Managed Futures Fund will seek to establish both long and short positions in futures contracts on various U.S. and foreign equity indices.  However, the Advisor’s quantitative models will identify periods during which the Fund should not enter into futures contracts.  Accordingly, there will be significant periods of time during which the Fund will not hold any long or short futures positions.  Generally speaking, a “long” position in a futures contract is expected to provide a positive return if the price of the underlying asset increases and to provide a negative return if the price of the underlying asset decreases.  Conversely, a “short” position in a futures contract is expected to provide a positive return when the price of the underlying asset decreases and a negative return if the price of the underlying asset increases.  If the Managed Futures Fund holds both long and short futures positions in the same underlying instrument or reference obligation, the Fund would experience an overall loss with respect to its investments in that instrument or obligation if losses on one position (long or short) exceed the gains on the other position (long or short).  This same principal also holds true for the Managed Future Fund’s long and short positions as a whole.

The Managed Futures Fund will be required to use a portion of its assets as margin for the Fund’s futures positions.  The amount of margin will be based on the notional value of the futures contracts held by the Managed Futures Fund.  Assets of the Managed Futures Fund not invested in futures or used as margin will generally be invested in liquid instruments, including principally shares of ETFs and ETNs that seek to provide exposure to various fixed income and equity indices. The Managed Futures Fund may hold such liquid instruments during periods when the Fund is already invested in futures positions to the extent dictated by its investment strategy, when the Fund is not invested in futures positions, or as needed to comply with current SEC guidance relating to asset coverage for derivatives investments held by investment companies.  As a result, a substantial portion of the Managed Futures Fund’s portfolio will be invested in instruments other than futures contracts.  Moreover, as noted above, there may be extended periods of time during which the Managed Futures Fund will not invest in futures contracts. While investments other than futures will contribute to the Managed Futures Fund’s performance, the Advisor expects that over time any futures positions held by the Fund will contribute substantially to the Fund’s performance.

Please file this Prospectus Supplement with your records.

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